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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12

CALLISTO PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CALLISTO PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

Tuesday, December 29, 2009
at 11:00 a.m.

CALLISTO PHARMACEUTICALS, INC.
420 LEXINGTON AVENUE, SUITE 1609
NEW YORK, NEW YORK 10170

November 9, 2009

Dear Stockholder:

        You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the "Meeting") of Callisto Pharmaceuticals, Inc., which will be held at our offices located at 420 Lexington Avenue, Suite 1609, New York, New York 10170 on Tuesday, December 29, 2009, at 11:00 am local time.

        Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

        I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.

Sincerely,
/s/ GABRIELE M. CERRONE Gabriele M. Cerrone Chairman of the Board of Directors

CALLISTO PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 29, 2009

To our Stockholders:

        The 2009 Annual Meeting of Stockholders (the "Annual Meeting") of Callisto Pharmaceuticals, Inc. ("Callisto" or the "Company") will be held at the Company's offices located at 420 Lexington Avenue, Suite 1609, New York, New York, on Tuesday, December 29, 2009, beginning at 11:00 a.m. local time, to consider the following proposals:

  1.
  To elect six directors to Callisto's Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);

  2.
  To ratify the appointment of BDO Seidman, LLP as Callisto's independent registered public accountants for the year ending December 31, 2009 (Proposal No. 2); and

  3.
  To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

        These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. If you were a stockholder of record of Callisto Pharmaceuticals common stock (OTCBB: CLSP) on November 5, 2009, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. You can provide your response electronically through the Internet by following the instructions set out on the Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

        We thank you for your cooperation in returning your proxy as promptly as possible.

        Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 29, 2009 at the Company's offices located at 420 Lexington Avenue, Suite 1609, New York, New York: This Proxy Statement, the Company's 2008 Annual Report on Form 10-K and the proxy card are available online at www.stocktrans.com/eproxy/callisto2009.

By Order of the Board of Directors
/s/ GABRIELE M. CERRONE Gabriele M. Cerrone Chairman of the Board of Directors

New York, New York
November 9, 2009

 IMPORTANT

        You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote as soon as possible. You may vote your shares over the internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

 PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Callisto Pharmaceuticals, Inc. ("Callisto" or the "Company") to be voted at the Annual Meeting of stockholders which will be at the Company's offices located at 420 Lexington Avenue, Suite 1609, New York, New York, on Tuesday, December 29, 2009 beginning at 11:00 a.m., and at any postponements or adjournments thereof on.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:
What is the purpose of the Annual Meeting?

A:
At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors and to approve the ratification of the appointment of the Company's independent registered public accountants. In addition, management will report on the performance of the Company during fiscal year 2009 and respond to questions from stockholders.

Q:
Why did I receive a Notice in the mail regarding the internet availability of proxy materials this year instead of a full set of proxy materials?

A:
The Company is pleased to take advantage of the U.S. Securities and Exchange Commission, or SEC, rules that allows companies to furnish their proxy materials over the internet. Accordingly, the Company is having a Notice of Internet Availability of Proxy Materials, or Notice, sent to certain of its holders who are holding shares in "street name" for beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice, and if they receive a Notice, to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed set of the proxy materials may be found in the Notice. The Company intends to have the Notice mailed on or about November 9, 2009 to all stockholders of record entitled to vote at the Annual Meeting who are not receiving a full set of proxy materials.

Q:
Why did I receive a full set of proxy materials in the mail instead of a Notice regarding the internet availability of proxy materials?

A:
The Company is providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. The Company intends to mail the full sets of proxy materials to the stockholders described in the previous sentence on or about November 9, 2009.

Q:
How do I attend the Annual Meeting?

  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. The Annual Meeting will be held on Tuesday, December 29, 2009 at 11:00 a.m. local time at the Company's offices located at 420 Lexington Avenue, Suite 1609, New York, New York

  10170. Information on how to vote in person at the Annual Meeting is discussed below. However, you do not need to attend the Annual Meeting to vote your shares.

Q:
Who can vote at the Annual Meeting?

  Only stockholders of record at the close of business on November 5, 2009 will be entitled to vote at the Annual Meeting. On this record date, there were 53,608,111 shares of common stock outstanding and entitled to vote.

  Stockholders of Record: Shares Registered in Your Name

  If on November 5, 2009 your shares were registered directly in your name with the Company's' transfer agent, StockTrans, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy on the internet as instructed below, or fill out and return a proxy card.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

  If on November 5, 2009 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and a Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:
What constitutes a quorum?

A:
The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, 53,608,111 shares of Callisto common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 26,804,056 votes will be required to establish a quorum. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present. Because abstentions and withheld votes are considered present for purposes of determining voting power, abstentions and withheld votes have the effect of a vote AGAINST a proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q:
How do I vote?

  You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for all or any of the nominees. For the ratification of the Audit Committee's selection of BDO Seidman, LLP as Callisto's independent registered public accounting firm for the fiscal year ending December 31, 2009, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholders of Record: Shares Registered in Your Name

  If you are a stockholder of record, you may vote in person at the Annual Meeting, you may vote by proxy using the enclosed proxy card, or you may vote by proxy on the internet as instructed below. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

  •
  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

  •
  To vote using a proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

  •
  To vote through the internet, go to to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. (Eastern Standard Time) on December 28, 2009 to be counted.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

  If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote over the internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the voting instructions from your broker or bank included with the Notice, or contact your broker or bank to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q:
Can I change my vote after I return my Proxy card?

A:
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
You may submit another properly completed proxy card with a later date.

•
You may grant a subsequent proxy through the internet.

•
You may send a timely written notice that you are revoking your proxy to Callisto's Secretary at 420 Lexington Avenue, Suite 1609, New York, New York 10170.

•
You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

        Your most current proxy card or internet proxy is the one that is counted.

        If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q:
What are the Board's recommendations?

A:
Unless you give other instructions on your Proxy card, the persons named as proxy holders on the Proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•
for election of the nominated slate of directors (see page 5); and

•
for ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accountants for the fiscal year 2009 (see page 10).

  With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:
What vote is required to approve each item?

A:
The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed Proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum. Ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accountants for fiscal year 2009 will require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        At the Annual Meeting, the stockholders will elect six directors to serve until the 2010 Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

        Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

        Listed below are the nominees for directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees' business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Name	Age	Positions
Gabriele M. Cerrone	37	Chairman of the Board
Gary S. Jacob	62	Chief Executive Officer, Chief Scientific Officer and Director
John P. Brancaccio	61	Director
Christoph Bruening	41	Director
Riccardo Dalla-Favera	56	Director
Randall Johnson	62	Director

        Gabriele M. Cerrone has served as our Chairman of the Board of Directors since May 2003 and as a consultant since January 2005. From March 1999 to January 2005 Mr. Cerrone served as a Senior Vice President of Investments of Oppenheimer & Co. Inc., a financial services firm. Between May 2001 and May 2003, Mr. Cerrone served on the board of directors of SIGA Technologies, Inc. Mr. Cerrone co-founded Xenomics, Inc., a molecular diagnostic company and served as Co-Chairman from July 2005 until November 2006. Mr. Cerrone also co-founded FermaVir Pharmaceuticals, Inc. and served as Chairman of the Board from August 2005 until September 2007. Mr. Cerrone is a co-founder of and currently serves as Chairman of the Board and a consultant to Synergy Pharmaceuticals, Inc., a biotechnology company and a subsidiary of our company. Mr. Cerrone is also a director of Inhibitex, Inc., a biotechnology company. Mr. Cerrone is the managing partner of Panetta Partners Ltd., a Colorado limited partnership, that is a private investor in both public and private venture capital in the life sciences and technology arena as well as real estate.

        Gary S. Jacob, Ph.D. has served as our Chief Executive Officer as well as Chief Scientific Officer since May 2003 and a Director since October 2004. Dr. Jacob has also served as President, Chief Executive Officer and a Director of Synergy Pharmaceuticals, Inc. since July 2008, Dr. Jacob served as Chairman of Synergy Pharmaceuticals Inc. from October 2003 until July 2008 and Chief Scientific

Officer of Synergy from 1999 to 2003. Dr. Jacob has over twenty-five years of experience in the pharmaceutical and biotechnology industries across multiple disciplines including research & development, operations and business development. Prior to 1999, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of glycobiology, and from 1997 to 1998 was Director of Functional Genomics, Corporate Science & Technology, at Monsanto Company. Dr. Jacob also served from 1990 to 1997 as Director of Glycobiology at G.D. Searle Pharmaceuticals Inc. During the period of 1986 to 1990, he was Manager of the G.D. Searle Glycobiology Group at Oxford University, England.

        John P. Brancaccio, a retired CPA, has served as a Director of our company since April 2004. Since April 2004, Mr. Brancaccio has been the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies. From May 2002 until March 2004, Mr. Brancaccio was the Chief Financial Officer of Memory Pharmaceuticals Corp., a biotechnology company. From 2000 to 2002, Mr. Brancaccio was the Chief Financial Officer/Chief Operating Officer of Eline Group, an entertainment and media company. Mr. Brancaccio is currently a director of Alfacell Corporation, Synergy as well as a director of Xenomics, Inc.

        Christoph Bruening has served as a Director of our company since May 2003. Mr. Bruening organized Value Relations GmbH, a full service investor relations firm operating in Frankfurt, Germany in 1999 and currently serves as its Managing Partner. From 1998 to 1999, Mr. Bruening served as a funds manager and Director of Asset Management for Value Management and Research AG, a private investment fund and funds manager in Germany. From 1997 to 1998, Mr. Bruening was a financial analyst and Head of Research for Value Research GmbH. Mr. Bruening is currently a member of the advisory board of Clarity AG.

        Riccardo Dalla-Favera, M.D has served as a Director of our company since June 2005. Dr. Dalla-Favera has been Director of the Herbert Irving Comprehensive Cancer Center at Columbia University since early 2005, Director for the Institute for Cancer Genetics at Columbia University since 1999 and Professor in the Department of Genetics & Development at Columbia University since 1992. Dr. Dalla-Favera was formerly Deputy Director of Columbia-Presbyterian Cancer Center from 1992 to 1998.

        Randall Johnson, Ph.D. has served as a Director of our company since February 2005. Since February 2002, Dr. Johnson has been serving as a consultant to various venture capital, biotechnology and pharmaceutical companies focusing on oncology. From October 1982 to February 2002, Dr. Johnson served in a number of capacities at GlaxoSmithKline PLC/SmithKline Beecham Pharmaceuticals, most recently as a Group Director in the Department of Oncology Research.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

 CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

        The Board of Directors oversees Callisto's business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that Callisto sends them and by participating in Board and committee meetings.

        During 2008, the Board of Directors held 4 meetings. Each director attended more than 75% of the total number of meetings of the Board and committees on which he or she served. The Board also approved certain actions by unanimous written consent.

        Directors are encouraged to attend Callisto's annual meeting of stockholders, and Callisto generally schedules a meeting of the Board on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the members constituting the Board of Directors at the time of the annual meeting of stockholders for 2008 attended the 2008 annual meeting of stockholders.

        The Board of Directors has standing Audit, Compensation, and Corporate Governance/Nominating Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Compensation Committee	Corporate Governance/ Nominating Committee
Gabriele M. Cerrone
Gary S. Jacob
Christoph Bruening	*		*
Riccardo Dalla-Favera
John P. Brancaccio	*	*	*
Randall Johnson	*	*

        Audit Committee.    The Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent registered public accountants, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the Securities Exchange Committee ("SEC"). The Audit Committee currently consists of John Brancaccio, chairman of the Audit Committee, Christoph Bruening and Randall Johnson. Our board of directors has determined that each of Mr. Bruening, Mr. Johnson and Mr. Brancaccio is "independent" as that term is defined under applicable SEC rules and under the current listing standards of NASDAQ. Mr. Brancaccio is our audit committee financial expert. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. A copy of this charter is available at our web site www.callistopharma.com. During 2008, the Audit Committee held four meetings.

        Compensation Committee.    The Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of our company; assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers. The Compensation Committee currently consists of Randall Johnson, chairman of the Compensation Committee and John Brancaccio. The Board of Directors has determined that all of the members are "independent" under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. A copy of this charter is available at our web site www.callistopharma.com. During 2008, the Compensation Committee did not hold any meetings.

  Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee, except for Gabriele M. Cerrone and Gary S. Jacob.

        Corporate Governance/Nominating Committee.    The Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Corporate Governance/Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. The Corporate Governance/Nominating Committee currently consists of Christoph Bruening, chairman of the Corporate Governance/Nominating Committee, and John Brancaccio. The Board of Directors has determined that all of the members are "independent" under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee. A copy of this charter is available at our web site www.callistopharma.com. The Corporate Governance/Nominating Committee Charter is posted on Callisto's web site at www.callistopharma.com. During 2008, the Corporate Governance/Nominating Committee held one meeting.

Nomination of Directors

        As provided in its charter, the Corporate Governance/Nominating Committee is responsible for identifying individuals qualified to become directors. The Corporate Governance/Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Corporate Governance/Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Corporate Governance/Nominating Committee considers the entirety of each candidate's credentials.

        Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

  •
  high personal and professional ethics and integrity;

  •
  the ability to exercise sound judgment;

  •
  the ability to make independent analytical inquiries;

  •
  a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

  •
  the appropriate and relevant business experience and acumen.

        In addition to these minimum qualifications, the Corporate Governance/Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

  •
  whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

  •
  whether the person would qualify as an "independent" director under NASDAQ listing standards;

  •
  the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

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  the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

        The Corporate Governance/Nominating Committee will consider director candidates recommended by any stockholder provided such recommendations are submitted in accordance with the procedures set forth below.

        In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Corporate Governance/Nominating Committee must comply with the following:

  •
  the recommendation must be made in writing to the Corporate Secretary, Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170;

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  the recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company's common stock;

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  the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

  •
  a statement from the stockholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of NASDAQ and the Securities and Exchange Commission, as in effect at that time.

        All candidates submitted by stockholders will be evaluated by the Corporate Governance/Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

Directors Compensation

        Under the 2005 Directors' Stock Option Plan, upon election to the Board, each non-employee and non-consultant director receives a grant of 45,000 stock options vesting over three years and having an exercise price equal to the fair market value of the common stock on the date of grant. Upon re-election to the Board, each of our non-employee and non-consultant directors receive an annual grant of 6,000 options vesting over three years having an exercise price equal to the fair market value of the common stock on the date of grant. In addition, non-employee and non-consultant directors will receive an annual grant of options with an exercise price equal to the fair market value of the common stock on the date of grant for serving on Board committees which will vest in one year. Chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee annually receive 5,000, 3,500 and 2,000 stock options, respectively, and members of such committees annually receive 3,000, 2,000 and 1,000 stock options, respectively.

        Non-employee and non-consultant directors also receive an annual cash fee of $15,000 as well as cash compensation for serving on board committees. Chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee annually receive $10,000, $7,000 and $4,000, respectively, and members of such committees annually receive $6,000, $4,000 and $2,500, respectively.

Code of Business Conduct and Ethics

        We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, executive officers and employees. A copy of this Code of Business Conduct and Ethics is posted on our website at www.callistopharma.com.

Stockholder Communication with the Board of Directors

        Communications to the Board of Directors, the non-management directors or any individual director may be sent to the Corporate Secretary, c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based on a review of the copies of such forms received, we believe that during 2008, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

PROPOSAL NO. 2

RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected BDO Seidman, LLP as the independent registered public accountants of the Company for the year ending December 31, 2009. BDO Seidman, LLP audited the financial statements of Callisto Pharmaceuticals, Inc. for the fiscal years ended December 31, 2007 and 2008. Representatives of BDO Seidman, LLP are expected to attend the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

 AUDIT COMMITTEE REPORT

        The Audit Committee assists the Board of Directors in its oversight of the integrity of the financial statements of the Company, the qualifications, independence and performance of the Company's independent registered public accountants and compliance by the Company with legal and regulatory requirements.

        The Audit Committee is comprised solely of independent directors, as defined by NASDAQ, as well as other statutory, regulatory and other requirements applicable to the Company. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which can be viewed at www.callistopharma.com. The Audit Committee annually reviews and assesses the adequacy of its charter in order to insure early or timely compliance with statutory, regulatory, listing and other requirements applicable to the Company.

        The Audit Committee has received from the independent registered public accountants a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Public Company Accounting Oversight Board Rule 3526 and has discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent registered public accountants the quality and adequacy of the Company's internal controls. The Audit Committee also reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks.

        The Audit Committee has discussed and reviewed with the independent registered public accountants all communications required by standards of the Public Company Accounting Oversight Board, including those described in Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent registered public accountants' examination of the financial statements.

        The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2008, with management and the independent registered public accountants. Management has the responsibility for the preparation of the Company's financial statements and the independent registered public accountants have the responsibility for the examination of those statements.

        Based on the above review and discussions with management and the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to stockholder ratification, the selection of BDO Seidman, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2009, and the Board concurred in its recommendation.

Submitted by the Audit Committee
John P. Brancaccio Christoph Bruening Randall Johnson

        The information contained in the above Audit Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference into such filings.

Principal Accountant Fees and Services

AUDIT FEES

        The aggregate fees billed and unbilled for the fiscal year ended December 31, 2008 for professional services rendered by our principal accountants for the audits of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $297,926. The aggregate fees billed and unbilled for the fiscal year ended December 31, 2007 for professional services rendered by our principal accountants for the audits of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $131,000.

AUDIT-RELATED FEES

        There were no aggregate fees billed for the fiscal year ended December 31, 2008 and 2007 for assurance and related services rendered by our principal accountants related to the performance of the audit or review of our financial statements, specifically accounting research.

TAX AND OTHER FEES

        The aggregate fees billed and unbilled for the fiscal year ended December 31, 2008 for professional services rendered by our principal accountants for Tax Advisory services was $15,000 in connection with a review of the tax consequences of the Exchange Transaction dated July 14, 2008 . There were no aggregate fees billed for the fiscal years ended December 31, 2007 as there was no tax related or other services rendered by our principal accountants in connection with the preparation of our federal and state tax returns.

        Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Policy on Audit Committee Pre-Approval of Audit, Audit-Related and Permissible Non-Audit Services of the Independent Registered Public Accountants

        Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Recommendation of the Board of Directors

        If the stockholders do not approve the selection of BDO Seidman, LLP, the appointment of the independent registered public accountants will be reconsidered by the Audit Committee of the Board of Directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY.

 OTHER INFORMATION

Share Ownership by Principal Stockholders and Management

        The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of November 5, 2009 by (i) each person know to beneficially own more than 5% of the outstanding common stock, (ii) each of our directors, (iii) the Named Executive Officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, N.Y. 10170.

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Number of Shares		Percentage and Class
Gabriele M. Cerrone	3,509,792	(2)	6.4%
Chairman of the Board
Gary S. Jacob	1,474,745	(3)	2.7%
Chief Executive Officer, Chief Scientific Officer and Director
Bernard Denoyer	225,000	(4)	*
Senior Vice President, Finance and Secretary
Riccardo Dalla-Favera	95,000	(5)	*
Director
Christoph Bruening	614,699	(6)	1.1%
Director
John Brancaccio	142,123	(7)	*
Director
Randall K. Johnson	122,000	(8)	*
Director
All Directors and Executive Officers as a group (7 persons)	5,958,359	(9)	10.5%

*
less than 1%

(1)
Applicable percentage ownership as of November 5, 2009 is based upon 53,608,111 shares of common stock outstanding.

(2)
Includes 1,308,055 shares of common stock issuable upon exercise of stock options held by Mr. Cerrone and 30,000 shares of common stock issuable upon exercise of warrants, held by Panetta Partners, Ltd. Mr. Cerrone is the sole managing partner of Panetta and in such capacity only exercises voting and dispositive control over securities owned by Panetta, despite him having only a small pecuniary interest in such securities.

(3)
Includes 1,337,500 shares of common stock issuable upon exercise of stock options.

(4)
Consists of 225,000 shares of common stock issuable upon exercise of stock options.

(5)
Consists 95,000 shares of common stock issuable upon exercise of stock options.

(6)
Includes 139,000 shares of common stock issuable upon exercise of stock options.

(7)
Consists of 142,123 shares of common stock issuable upon exercise of stock options.

(8)
Consists of 122,000 shares of common stock issuable upon exercise of stock options.

(9)
Includes 3,368,678 shares of common stock issuable upon exercise of stock options and 30,000 shares of common stock issuable upon exercise of the warrants.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Beneficial ownership determined in this manner may not constitute ownership of such securities for other purposes or indicate that such person has an economic interest in such securities.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

        The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, Principal Financial Officer and two other highest paid executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal year 2008.

Name & Principal Position	Year	Salary	Bonus	Option Awards(1)	Total
Gabriele M Cerrone(2)	2008	$296,917	$61,875	$83,358	$442,150
Chairman of the Board	2007	252,083	84,147	130,793	467,023
	2006	213,542	125,855	—	339,397
Gary S. Jacob	2008	300,000	11,250	211,961	523,211
Chief Executive Officer and	2007	300,000	78,750	109,323	488,073
Chief Scientific Officer	2006	287,500	48,125	82,147	417,772
Bernard F. Denoyer	2008	174,832	26,500	28,398	229,730
Senior Vice President, Finance	2007	123,500	12,000	29,862	165,362
and Principal Financial Officer	2006	111,576	10,461	—	122,037

(1)
Amounts represent Callisto and Synergy combined stock-based compensation expense for fiscal year 2008, 2007 and 2006 for stock options vesting in 2008, 2007 and 2006 in accordance with fair value measurement guidelines of SFAS 123R and discussed in Note 6 Accounting for Share-Based Payments of the Notes to our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2008.

(2)
Mr. Cerrone is being paid pursuant to a consulting agreement with us.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable Callisto stock options, as well as the exercise prices and expiration dates thereof, as of December 31, 2008.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Gary S. Jacob	500,000	—		$1.50	June 13, 2013
	112,500	162,500	(1)	3.00	June 29, 2014
	200,000	—		1.01	July 6, 2015
	50,000	50,000	(2)	1.64	March 17, 2016
	75,000	75,000	(3)	0.81	February 16, 2017
Bernard F. Denoyer	100,000	—		3.60	January 15, 2014
	50,000	—		1.38	July 29, 2015
	75,000	50,000	(4)	0.66	April 12, 2017
Gabriele M Cerrone	27,778	—		0.75	October 1, 2009
	200,000	—		1.25	January 18, 2011
	333,055	—		1.30	April 22, 2013
	75,000	—		1.50	June 13, 2013
	100,000	—		3.20	April 26, 2014
	375,000	—		1.70	January 10, 2015
	225,000	75,000	(7)	0.96	January 25, 2017

(1)
The remaining 162,500 options vest upon certain drug development or licensing benchmarks.

(2)
The remaining 50,000 options vest on March 17, 2009.

(3)
The remaining 75,000 options vest on December 31, 2009.

(4)
25,000 options vest on each of April 12, 2009 and 2010.

(7)
The remaining 75,000 options vest on December 31, 2009.

 DIRECTOR COMPENSATION

        The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2008 for services to our company.

Name	Fees Earned	Option Awards(1)	Total
John P. Brancaccio(2)	$31,500	$3,875	$35,375
Randall Johnson(3)	$28,000	$5,155	$31,155
Riccardo Dalla-Favera(4)	$15,000	$9,097	$24,097
Christoph Bruening(5)	$11,750	$3,467	$15,217
Stephen K. Carter(6)	$11,500	$2,721	$14,221

(1)
Amounts represent Callisto and Synergy combined stock-based compensation expense for fiscal year 2008for stock options vesting in 2008 in accordance with fair value measurement guidelines of SFAS 123R and discussed in Note 6 Accounting for Share-Based Payments of the Notes to our Consolidated Financial Statements included in our annual report filed on Form 10-K for the year ended December 31, 2008.

(2)
Stock options for the purchase of an aggregate of 148,123 shares were outstanding as of December 31, 2008, with a grant date fair value of $229,095.

(3)
Stock options for the purchase of an aggregate of 128,000 shares were outstanding as of December 31, 2008, with a grant date fair value of $113,535.

(4)
Stock options for the purchase of an aggregate of 101,000 shares were outstanding as of December 31, 2008, with a grant date fair value of $65,989.

(5)
Stock options for the purchase of an aggregate of 148,000 shares were outstanding as of December 31, 2008, with a grant date fair value of $437,792.

(6)
Stock options for the purchase of an aggregate of 84,861 shares were outstanding as of December 31, 2008, with a grant date fair value of $108,674. Dr. Carter resigned effective 7/1/08.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

        On March 11, 2009, Dr. Gary Jacob entered into an amended and restated employment agreement with us in which he agreed to serve as Chief Executive Officer. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2011 and is automatically renewed for successive one year periods at the end of each term. Dr. Jacob's salary is $300,000 per year of which 25% is to be allocated to Callisto and 75% is to be allocated to our majority owned subsidiary, Synergy, where Dr. Jacob serves as President and Chief Executive Officer. Dr. Jacob is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria. Dr. Jacob is also eligible to receive a realization bonus in the event that we enter into an out-license agreement for our technology or engage in a merger or sale of substantially all our assets where the enterprise value equals or exceeds a minimum of $150 million, $200 million and $250 million in the first, second or third years of the term of the agreement or any years beyond the third term of the agreement, respectively, or the license fees we contract to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a merger or sale or the sum of the license fees actually received multiplied by 0.5%.

        If the employment agreement is terminated by us other than for cause or as a result of Dr. Jacob's death or permanent disability or if Dr. Jacob terminates his employment for good reason which includes a change of control, Dr. Jacob shall receive (i) a severance payment equal to the higher of the aggregate amount of his base salary for the then remaining term of the agreement or twelve times the average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) expense compensation in an amount equal to twelve times the sum of his average base salary during the three full months preceding the termination, (iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by our stock option plans or ten years following the termination date, (iv) payment in respect of compensation earned but not yet paid and (v) payment of the cost of medical insurance for a period of twelve months following termination.

        Had a "Change of Control" occurred on December 31, 2008 and the executive had been terminated on that date, Dr. Jacob would have been eligible for total compensation (salary and bonus) for the term of his employment under his employment agreement for the time remaining of such employment term, of $1,350,000.

        As of December 31, 2008, the unrecognized fair value of all Dr. Jacob's unvested options was $468,255.

        We are party to an employment agreement with Bernard Denoyer, dated January 15, 2004, as amended September 1, 2006, to serve as our Vice President, Finance. On December 10, 2007 we entered into an amended and restated employment agreement with Bernard Denoyer pursuant to which Mr. Denoyer serves as our Senior Vice President, Finance and Secretary. Mr. Denoyer's amended and restated employment agreement is for a term of 12 months beginning December 1, 2007 and is automatically renewable for successive one year periods at the end of the term. Mr. Denoyer's base salary was $162,000 per year and he may earn a performance bonus of 15% of his base salary per year at the discretion of the Compensation Committee of the Board of Directors. Effective July 14, 2008, upon Synergy becoming a publicly traded company, Mr. Denoyer's base salary was increased to $190,000 per annum and we have since that time apportioned his compensation 50% to Synergy where Mr. Denoyer also serves as Senior Vice President, Finance.

CONSULTING AGREEMENTS

        On March 11, 2009, Gabriele M. Cerrone, our Chairman of the Board, entered into an amended and restated consulting agreement with us. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2011 and is automatically renewed for successive one year periods at the end of each term. Pursuant to the agreement, Mr. Cerrone's compensation is $295,000 per year of which 25% is to be allocated to Callisto and 75% is to be allocated to our majority owned subsidiary, Synergy, where Mr. Cerrone also serves as a consultant. Mr. Cerrone is eligible to receive a cash bonus of up to 50% of his base compensation per year based on meeting certain performance objectives and bonus criteria. Mr. Cerrone is also eligible to receive a realization bonus in the event that we enter into an out-license agreement for our technology or engage in a merger or sale of substantially all our assets where the enterprise value equals or exceeds a minimum of $150 million, $200 million and $250 million in the first, second or third years of the term of the agreement or any years beyond the third term of the agreement, respectively, and in the case of a financing transaction, we receive not less than $20 million of gross proceeds; or the license fees we contract to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a merger, sale or financing or the sum of the license fees actually received multiplied by 0.5%.

        If the consulting agreement is terminated by us other than for cause or as a result of Mr. Cerrone's death or permanent disability or if Mr. Cerrone terminates the agreement for good reason which includes a change of control, Mr. Cerrone shall receive (i) a severance payment equal to the higher of the aggregate amount of his base compensation for the then remaining term of the agreement or twelve times the average monthly base compensation paid or accrued during the three full calendar months preceding the termination, (ii) expense compensation in an amount equal to twelve times the sum of his average base compensation during the three full months preceding the termination, (iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by our stock option plans or ten years following the termination date, (iv) payment in respect of compensation earned but not yet paid and (v) payment of the cost of medical insurance for a period of twelve months following termination. Had Mr. Cerrone been terminated without cause or good reason on December 31, 2008, he would have been eligible for total compensation of $1,327,500 for the time remaining under the amended and restated consulting agreement.

        As of December 31, 2008, the unrecognized fair value of all Mr. Cerrone's unvested options was $422,788.

        On December 18, 2007 we entered into a consulting agreement with Dr. Douglas A. Drossman to become a member of our Clinical and Scientific Advisory Board and to provide consulting services related to our SP-304 clinical development program. Under the agreement Dr. Drossman is paid $4,000 per day or $400 per hour, whichever is less for the consulting period, and reimbursed for expenses. The term of the agreement is twelve months, is automatically renewable for successive one year periods at the end of the term and can be terminated by us at our discretion, at any time.

        On February 26, 2006 we entered into a consulting agreement with Dr. Arthur Sytkowski to be our medical monitor for clinical trials. Under the agreement Dr. Sytkowski is paid $250 per hour and reimbursed for expenses. The term of the agreement is twelve months, is automatically renewable for successive one year periods at the end of the term and can be terminated by him or us with 90 days advance notice.

        On January 31, 2006 we entered into a consulting agreement with Dr. Moshe Talpaz, whereby Dr. Talpaz will provide consulting services for our Degrasyns program. Under the agreement Dr. Talpaz will be paid $10,000 per year and was granted 575,000 10-year options to purchase our common stock at $1.60 per share. Such options vest based on milestones related to the Degrasyns compounds being developed towards FDA approval. In addition, pursuant to the agreement we agreed to issue 75,000 restricted shares of common stock to Dr. Talpaz subject to stockholder approval. The term of the agreement is for the length of time we are developing the Degrasyns platform of compounds in all indications.

        On August 12, 2004, in connection with our L-Annamycin license, we entered into a consulting agreement with Roman Perez-Soler, M.D., for a term concurrent with the L-Annamycin license agreement. In connection therewith Dr. Perez-Soler agreed to be appointed to our Scientific Advisory Board. As consideration for consulting and advisory services Dr. Perez-Soler shall receive a $30,000 per year consulting fee and 44,000 shares of restricted common stock. In addition, we granted to Dr. Perez-Soler an option to purchase 468,500 shares of common stock at an exercise price of $3.00 per share.

        On August 21, 2008, the Board of Directors of Synergy (the "Board") appointed Melvin K. Spigelman, M.D. as a Director of Synergy. In addition, the Board of Directors appointed Dr. Spigelman Chairman of Synergy's Clinical Oversight Committee as well as a member of the Synergy Compensation and Audit Committees ("the Committees"). In connection therewith, the Board approved the payment of an annual fee of $90,000 to Dr. Spigelman for his service on the Board and the Committees. Additionally, the Board approved a grant of 300,000 stock options to Dr. Spigelman, to purchase Synergy common stock, with an exercise price of $0.60 per share. Such options vest in 100,000 increments over a period of 3 years. The fair value of the 300,000 options on the date of grant was $135,655, of which $12,265 was recorded as stock-based compensation expense during the twelve months ended December 31, 2008.

STOCK OPTION PLANS

        We rely on incentive compensation in the form of stock options to retain and motivate directors, executive officers, employees and consultants. Incentive compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers, employees and consultants, to encourage them to remain with us and to enable them to develop and maintain an ownership position in our common stock.

Callisto Pharmaceuticals, Inc. Stock Option Plans

        In 1996, Callisto adopted the 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") for employees, consultants and outside directors to purchase up to 2,000,000 shares of common stock. This Plan was amended in December 2002 to increase the number of shares authorized under the Plan to 10,000,000. The option term for the 3,884,205 options outstanding as of December 31, 2008 under the Plan is ten years from date of grant. The Plan terminated on January 1, 2006 under its original terms and no further options will be granted under the Plan.

        On October 20, 2005, our stockholders approved the 2005 Equity Compensation Incentive Plan. The maximum number of shares of common stock with respect to which awards may be granted under the 2005 Equity Plan is 5,000,000. The option term for options granted under the 2005 Equity Plan is ten years from date of grant and there were 3,468,000 options available for future grants as of December 31, 2008.

        On October 20, 2005, our stockholders approved our 2005 Directors' Stock Option Plan. The maximum number of shares of common stock with respect to which awards may be granted under the 2005 Directors' Plan is 1,000,000. The option term for options granted under the 2005 Directors' Plan is ten years from date of grant and there are 830,000 option shares available for future grants as of December 31, 2008.

        Our 2005 Equity Compensation Incentive Plan authorizes the grant of stock options to directors (excluding outside directors), eligible employees, including executive officers and consultants. The value realizable from exercisable options is dependent upon the extent to which our performance is reflected in the value of our common stock at any particular point in time. Equity compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers and other employees. We approve the granting of options in order to motivate these employees to maximize stockholder value. Generally, vesting for options granted under the stock option plan is determined at the time of grant, and options expire after a 10-year period. Options are generally granted at an exercise price not less than the fair market value at the date of grant. As a result of this policy, directors, executives, employees and consultants are rewarded economically only to the extent that the stockholders also benefit through appreciation in the market. Options granted to employees are based on such factors as individual initiative, achievement and performance. In administering grants to executives, the Compensation Committee of the Board of Directors evaluates each executive's total equity compensation package. The compensation committee generally reviews the option holdings of each of the executive officers, including vesting and exercise price and the then current value of such unvested options. We consider equity compensation to be an integral part of a competitive executive compensation package and an important mechanism to align the interests of management with those of our stockholders.

        The options we grant under the 2005 Equity Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. None of our stock option plans are qualified deferred compensation plans under Section 401(a) of the Code, and are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). As of December 31, 2008, we have 2,352,333 stock options outstanding not subject to our stock option plans.

Synergy Pharmaceuticals, Inc. Stock Option Plan

        During 2008, Synergy adopted The 2008 Equity Compensation Incentive Plan (the "Plan") which is intended to promote the best interests of its stockholders by (i) assisting Synergy and its Subsidiaries in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of Synergy's businesses by affording such persons equity participation in Synergy and (iii) associating the interests of such persons with those of Synergy and its Subsidiaries and stockholders. Stock options granted under the Plan, typically vest after three years of continuous service from the grant date and have a contractual term of ten years. The maximum aggregate number of shares of Synergy common stock that may be (i) issued under the Plan pursuant to the exercise of options and (ii) issued pursuant to Restricted Stock Awards is 6,500,000 shares of Synergy common stock. As of December 31, 2008 there were 4,080,016 stock options outstanding under the Plan and 874,760 Restricted Stock Awards issued and outstanding, leaving 1,545,224 shares available for future issuances.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On March 11, 2009, Gabriele M. Cerrone, our Chairman of the Board, entered into an amended and restated consulting agreement with us. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2011 and is automatically renewed for successive one year periods at the end of each term. Pursuant to the agreement, Mr. Cerrone's compensation is $295,000 per year of which 25% is to be allocated to Callisto and 75% is to be allocated to Synergy. Mr. Cerrone is eligible to receive a cash bonus of up to 50% of his base compensation per year based on meeting certain performance objectives and bonus criteria. Such performance objectives and bonus criteria have not been determined as of December 31, 2008 and therefore have not been met or earned. Mr. Cerrone is also eligible to receive a realization bonus in the event that we enter into an out-license agreement for our technology or engage in a merger or sale of substantially all our assets where the enterprise value equals or exceeds a minimum of $150 million, $200 million and $250 million in the first, second or third years of the term of the agreement or any years beyond the third term of the agreement, respectively, and in the case of a financing transaction, we receive not less than $20 million of gross proceeds; or the license fees we contract to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a merger, sale or financing or the sum of the license fees actually received multiplied by 0.5%.

        The agreement, the amendment and their respective terms were approved by our Compensation Committee, which consists solely of independent members of the Board. Additional information concerning the terms of the consulting agreement are set forth in Items 8 and 11 of our annual report filed on Form 10-K for the year ended December 31, 2008.

CONFLICTS OF INTEREST

        Gabriele Cerrone and his affiliates are subject to certain potential conflicts of interests. His consulting agreement expressly recognizes that he may provide consulting services to others. In addition, from time to time, he or his affiliates may be presented with business opportunities which could be suitable for our business and Mr. Cerrone is not subject to any restrictions with respect to other business activities, except to the extent such activities are in violation of our Code of Conduct and Ethics or violate general confidentiality provisions of his consulting agreement. In instances where there is potential conflict of interest or business opportunity, with respect to any officer or director, including Mr. Cerrone, our Audit Committee has both the authority and responsibility to review such matters and take appropriate actions.

        Any future transactions with officers, directors or 5% stockholders will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors who have access to our counsel or independent legal counsel at our expense.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Householding of Proxy Materials.

        The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for Notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or a single set of proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        A number of brokers with account holders who are Callisto's stockholders will be "householding" Notices and our proxy materials. A single Notice or a single set of proxy materials, as applicable, may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Notice or set of proxy materials, as applicable, in the future you may: (1) notify your broker, (2) direct your written request to Callisto Pharmaceuticals, Inc., Attention: Investor Relations, at 420 Lexington Avenue, Suite 1609, New York, New York 10170 or (3) contact Callisto Pharmaceuticals' Investor Relations department at (212) 297-0010. Stockholders who currently receive multiple copies of Notices or proxy materials at their address and would like to request "householding" of their communications should contact their broker. In addition, Callisto will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of a Notice or set of proxy materials to a stockholder at a shared address to which a single Notice or set of proxy materials, as applicable, was delivered.

Stockholders Proposals for the 2010 Annual Meeting.

        Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2009 Annual Meeting of Stockholders must submit the same to the Secretary, at the Company's principal executive office at 420 Lexington Avenue, Suite 1609, New York, New York 10170, no later than June 15, 2010.

Proxy Solicitation Costs.

        The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                      THE BOARD OF DIRECTORS

New York, New York
November 9, 2009

Callisto will mail without charge, upon written request, a copy of Callisto's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: Callisto Pharmaceuticals, Inc., Corporate Secretary, 420 Lexington Avenue, Suite 1609, New York, New York 10170. The Annual Report on Form 10-K is also available at www.callistopharma.com.

PROXY CARD

CALLISTO PHARMACEUTICALS, INC.
PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 29, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints, Gabriele M. Cerrone and Gary S. Jacob, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Callisto Pharmaceuticals, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on December 29, 2009 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

        In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

        IMPORTANT—This Proxy must be signed and dated on the reverse side.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 29, 2009 at 11:00 am local time at the Company's offices located at 420 Lexington Avenue, Suite 1609, New York, New York 10170. The proxy statement and 2008 annual report to stockholders on Form 10-K are available at www.stocktrans.com/eproxy/callisto2009.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

        We cordially invite you to attend the Annual Meeting of Stockholders of Callisto Pharmaceuticals, Inc. to be held at Callisto's offices located at 420 Lexington Avenue, Suite 1609, New York, New York 10170, on Tuesday, December 29, 2009, beginning at 11:00 a.m. local time.

        Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-2

	FOR	WITHHOLD
1. Election of Directors Nominees
01-Gabriele M. Cerrone	☐	☐
02-Gary S. Jacob	☐	☐
03-Christoph Bruening	☐	☐
04-Riccardo Dalla-Favera	☐	☐
05-John P. Brancaccio	☐	☐
06-Randall K. Johnson	☐	☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify BDO Seidman, LLP as Callisto's independent registered public accountants for fiscal year 2009.	☐	☐	☐

        Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:	, 2009

Signature

Name (printed)

Title

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:

1.
VOTE BY INTERNET:
Log-on to www.votestock.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes
Click on "Accept Vote"

OR

2.    VOTE BY MAIL:    If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through
11:59 p.m., prevailing time, on December 28, 2009.

        Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

QuickLinks

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
CALLISTO PHARMACEUTICALS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2009
IMPORTANT
PROXY STATEMENT
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
OTHER INFORMATION
EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS